===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                                  June 26, 2001
                                  -------------
                        (DATE OF EARLIEST EVENT REPORTED)



                       Video Network Communications, Inc.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   Delaware                       000-22235                       52-1707962
   --------                       ---------                       ----------
(STATE OF                       (COMMISSION             (I.R.S. EMPLOYER
INCORPORATION)                    FILE NUMBER)          IDENTIFICATION NUMBER)


  50 International Drive, Portsmouth, New Hampshire       03801
------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)



                                 (603) 334-6700
--------------------------------------------------------------------------------

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


--------------------------------------------------------------------------------

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Effective on June 26, 2001, the Board of Directors of Video Network Communications, Inc. (the "Company") dismissed its current independent public accountants, PricewaterhouseCoopers LLP ("PwC"), as the Company's certifying accountant. The decision to dismiss PwC was made by the Board of Directors upon the recommendation of the Company's management.

The reports of PwC on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports on the financial statements as of and for the years ended December 31, 2000 and 1999 each included an explanatory paragraph expressing substantial doubt regarding the Company's ability to continue as a going concern.

In connection with its audits for the two most recent fiscal years and through June 26, 2001, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or other auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the financial statements for such years, except as described in the following paragraph:

The Company's management initially determined to record in fourth quarter 2000 revenues, the revenue from an education-related order pursuant to which inventory was shipped in the fourth quarter of 2000 but delivered in the first quarter of 2001. The original documentation of the Company and its customer were inconsistent as to when title to the inventory passed to the customer. When this inconsistency was identified by the Company's auditors during the audit process, in an effort to resolve this inconsistency the Company subsequently obtained additional documentation from its customer confirming that the customer's purchase order was incorrect and indicating that the Company's documentation accurately reflected the parties' agreement. However, PwC indicated that, in their view, this subsequent documentation was not sufficiently persuasive for purposes of recognizing revenue on any basis other than that indicated by the customer's purchase order, while the Company felt it was appropriate to consider the later documentation. In order to clarify this issue, the Company requested the view of the Securities and Exchange Commission ("SEC") staff as to whether the independent accountants could consider the information obtained after December 31, 2000, to confirm the existence and terms of the agreement with the customer at December 31, 2000. In accordance with the comments of the staff of the SEC and the professional judgement of PwC, the Company did not recognize the revenues from this contract in the fourth quarter of 2000. The matter was discussed with the Company's Audit Committee and was resolved to the satisfaction of both PwC and the Company. The Company has authorized PwC to respond fully to the successor auditor regarding this disagreement.

(b) Effective on June 26, 2001, the Company engaged Ernst & Young LLP as its independent auditors to audit the Company's financial statements, which engagement was approved by the Company's Board of Directors upon recommendation of the Company's management.

(c) The Company has not consulted with Ernst & Young LLP during its two most recent fiscal years nor during any subsequent interim period prior to its engagement, regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company or any matter that was either the subject of a disagreement, within the meaning of Item 304(a)(1)(iv) or Regulation S-K, or any reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit 16.1 Letter from PricewaterhouseCoopers LLP dated July 2, 2001.

                                   SIGNATURES




        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        VIDEO NETWORK COMMUNICATIONS, INC.




Date:  July 2, 2001                     By:   /s/ Robert H. Emery
                                           ------------------------------
                                             Robert H. Emery
                                             Chief Financial Officer,
                                             Vice President of Administration
                                             and Secretary

                             Exhibit Index

Exhibit 16.1 Letter from PricewaterhouseCoopers LLP dated July 2, 2001